Statement of Additional Information
(SAI) Supplement

American Century Capital Portfolios, Inc. (SAI dated April 10, 2017)
American Century Government Income Trust (SAI dated July 28, 2017)
American Century Mutual Funds, Inc. (SAI dated April 10, 2017)
American Century Strategic Asset Allocations, Inc. (SAI dated April 10, 2017)
American Century Variable Portfolios, Inc. (SAI dated September 22, 2017)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2017)

Supplement dated October 2, 2017

The following replaces the fourth sentence in the first paragraph of the Mortgage Dollar Rolls section in each SAI:
The fund will use the proceeds generated from the transaction to invest in other securities that are permissible investments for the fund.

The second sentence of the second paragraph of the Mortgage Dollar Rolls section in each SAI is deleted.

The following replaces the Distribution to the Public section of the Disclosure of Portfolio Holdings section in each SAI:
Distribution to the Public
Month-end full portfolio holdings for each fund will be made available for distribution 15 days after the end of each calendar quarter for each of the preceding three months. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.
On a monthly basis, top 10 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund (except Market Neutral Value Fund, which is limited to the top five pairs by type, as described below) will be made available for distribution 7 days after the end of each month, and will be posted on americancentury.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 7 days after the end of each month. Certain characteristics, as determined by the advisor, will be posted on americancentury.com monthly at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings in annual and semiannual shareholder reports and on Form N-Q. These funds will make long and short holdings as of the end of a calendar quarter available for distribution 15 days after the end of each calendar quarter. These funds may also make limited disclosures as noted in the Single Event Requests section below. The distribution of holdings after the above time periods is not limited.
Examples of securities (both long and short) currently or previously held in a portfolio may be included in presentations or other marketing documents as soon as available. The inclusion of such examples is at the relevant portfolio’s team discretion.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

The last two paragraphs of the Ongoing Arrangements section, under Accelerated Disclosure in the Disclosure of Portfolio Holdings section in each SAI, are replaced with the following:
Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:
(1) Full holdings (both long and short) quarterly as soon as reasonably available;
(2) Full holdings (long only) monthly as soon as reasonably available;
(3) Top 10 holdings (top 5 pairs for each type for Market Neutral Value Fund) monthly as soon as reasonably available; and
(4) Portfolio attributes (such as sector or country weights), characteristics and performance attribution monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary.

The Single Event Requests section, under Accelerated Disclosure in the Disclosure of Portfolio Holdings section in each SAI, is replaced with the following:
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP. In these circumstances, top 15 long and short holdings may be disclosed 7 days after the end of each month. Such disclosure may be presented in paired trades, such as by showing a long holding in one sector or security and a corresponding short holding in another sector or security together to show a long/short strategy. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

For the American Century Government Income Trust SAI only:
The following is added to the Investment Strategies and Risks section of the Fund Investments and Risks section of the SAI:
Loan Participation Notes
Inflation Adjusted Bond may invest in loan participation notes ("LPNs"). In terms of their functioning and investment risk, LPNs are comparable to an investment in "normal" bonds. In return for the investor’s commitment of capital, the issuer makes regular interest payments and, at maturity or in accordance with an agreed upon amortization schedule, the note is repaid at par.
However, in contrast to "normal" bonds, there are three parties involved in the issuance of an LPN. The legal issuer, typically a bankruptcy-remote, limited purpose entity, issues notes to investors and uses the proceeds received from investors to make loans to the borrower-with each loan generally having substantially identical payment terms to the related note issued by the issuer. The borrower is typically an operating company, and the issuer’s obligations under a note are typically limited to the extent of any capital repayments and interest payments made by the borrower under the related loan. Accordingly, the investor generally assumes the credit risk of the underlying borrower. The loan participation note structure is generally used to provide the borrower more efficient financing in the capital markets than the borrower would be able to obtain if it issued notes directly.
In the event of a default by the borrower of an LPN, the fund may experience delays in receiving payments of interest and principal while the note issuer enforces and liquidates the underlying collateral, and there is no guarantee that the underlying collateral will cover the principal and interest owed to the fund under the LPN.
LPNs are generally subject to liquidity risk. Even though an LPN may be traded on an exchange there can be no assurance that a liquid market will develop for the LPNs, that holders of the LPNs will be able to sell their LPNs, or that such holders will be able to sell their LPNs for a price that reflects their value.
Depending on the creditworthiness of the underlying borrower, LPNs may be subject to the risk of investing in high-yield securities. Additionally, LPNs are generally utilized by foreign borrowers and therefore may be subject to the risk of investing in foreign securities and emerging market risk. Such foreign risk could include interest payments being subject to withholding tax.

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